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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2005

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                           Trustreet Properties, Inc.
             (Exact name of registrant as specified in its charter)

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      Maryland                         1-13089                   75-2687420
(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)

   450 South Orange Avenue
      Orlando, Florida                                   32801
(Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (407) 540-2000

         (Former name or former address, if changed since last report.)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

         The following information, including the exhibits attached hereto, is being furnished to the Securities and Exchange Commission under Item 2.02 - Results of Operations and Financial Condition and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange of 1934, as amended (the "Exchange Act"). The information, including the exhibits attached hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent expressly provided by specific reference in such a filing.

         On August 9, 2005, Trustreet Properties, Inc. issued a press release to report its financial results for the quarter ended June 30, 2005. On the same date, Trustreet Properties, Inc. held a conference telephone call discussing its financial results for the quarter ended June 30, 2005. The release and conference call transcript are furnished as Exhibits 99.1 and 99.2, respectively, hereto.

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release dated August 9, 2005, of Trustreet Properties, Inc.

                  99.2 Conference Telephone Call Transcript, dated August 9, 2005, of Trustreet Properties, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005                         TRUSTREET PROPERTIES, INC.



                                              By:  /s/Steven D. Shackelford
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                                                   Steven D. Shackelford
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description

    99.1        Press  Release  dated August 9, 2005,  of Trustreet  Properties,
                Inc.
    99.2 Conference Telephone Call Transcript, dated August 9, 2005, of Trustreet Properties, Inc.